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                                                                   Exhibit 10.51

                              SYNAPSE GROUP, INC.

                       PROMISSORY NOTE DUE APRIL 7, 2001

$25,000,000                                                   New York, New York
                                                                February 1, 2000

     FOR VALUE RECEIVED, SYNAPSE GROUP, INC., a Delaware corporation ("Borrower"), promises to pay to Arena Capital Investment Fund, LP ("Lender") or
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its registered assigns, $25,000,000 as the Loan under the Credit Agreement referred to below on April 7, 2001.

     Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of January 12, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
between Borrower and Jay Walker. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Pursuant to a certain Assignment Agreement effective as of February 1, 2000, Jay Walker ("Old Lender") assigned to Lender all of Old Lender's rights
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and obligations under the Credit Agreement and a certain Promissory Note Due
April 7, 2001 dated January 12, 2000, issued by Borrower to Old Lender (the "Old
                                                                             ---
Note"). This Note replaces the Old Note and is issued in the name of the Lender
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as the assignee of the Old Note.

     This Note is in the aggregate principal amount of $25,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby was made and is to be repaid.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at Lender's Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Lender, Borrower shall be entitled to deem and treat Lender as the owner and holder of this Note and the Loan evidenced hereby. Lender hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made
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on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Note.

     Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day; provided that, such extension of time shall be included in the
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computation of the payment of interest on this Note.
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     This Note is subject to mandatory prepayments and to prepayments at the option of Borrower, all as provided in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in subsection 8.4 of the Credit Agreement.

     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys' fees, all as provided in subsection 8.1 of the Credit Agreement, incurred in the collection and enforcement of this Note. Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.
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     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                              SYNAPSE GROUP, INC.



                              By: /s/ Michael Loeb
                                 -----------------
                                  Name:  Michael Loeb
                                  Title: President